Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stellar Acquisition III Inc. (the “Company”) on Form 10-K for the year ended November 30, 2016, as filed with the Securities and Exchange Commission (the “Report”), I, George Syllantavos, co-Chief Executive Officer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

Date: February 14, 2017	By:	/s/ George Syllantavos
George Syllantavos
co-Chief Executive Officer, Chief Financial Officer and Secretary (Principal Financial And Accounting Officer)